DREYFUS INTERNATIONAL VALUE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus International Value Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus International Equity Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Advantage Funds, Inc. (the "Company").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund.  The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, is the investment adviser to the Acquiring Fund.  TBCAM and Dreyfus are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  The Acquiring Fund, like the Fund, normally invests in equity securities of foreign companies.  In addition, each class of shares of the Acquiring Fund had a lower total annual expense ratio (after current fee waivers and expense reimbursements) than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end.  The Acquiring Fund also had a better performance record than the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.  As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Company's Board of Directors has approved the proposed reorganization.  The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower total annual expense ratio and better performance record than the Fund.  In approving the reorganization, the Company's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak President Advantage Funds, Inc.

September 9, 2015

TRANSFER OF THE ASSETS OF
DREYFUS INTERNATIONAL VALUE FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS INTERNATIONAL EQUITY FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS INTERNATIONAL VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus International Equity Fund (the "Acquiring Fund"), an open-end investment company advised by The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of The Dreyfus Corporation ("Dreyfus"), on or about January 22, 2016 (the "Closing Date"), and will no longer be a shareholder of Dreyfus International Value Fund (the "Fund").  You will receive Class A, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class C or Class I shares of the Fund, respectively, with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Advantage Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  As of June 30, 2015, the Acquiring Fund had approximately $376 million and the Fund had approximately $54 million in net assets.  In addition, the Acquiring Fund's Class A, Class C and Class I shares had lower total annual expense ratios (after current fee waivers and expense reimbursements) than the Fund's Class A, Class C and Class I shares, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end.  The Acquiring Fund had a better performance record than the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.  Management believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.  TBCAM, as the Acquiring Fund's investment adviser, should be able to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have the same investment objective and substantially similar, although not identical, investment management policies.  The Acquiring Fund seeks long-term growth of capital and the Fund seeks long-term capital growth.  The Acquiring Fund, like the Fund, normally invests in equity securities of foreign companies.

The Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE®") Index and Canada.  The Acquiring Fund intends to invest in a broad range of (and in any case at least five different) countries, but is not required to invest in every country represented in, or to match the country weightings of, the MSCI EAFE Index.  The Acquiring Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The Fund ordinarily invests most of its assets in securities of foreign companies that the Fund's portfolio managers consider to be value companies.  The Fund considers foreign companies to be those companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.  The Fund typically invests in companies in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The Acquiring Fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics.  The Acquiring Fund's portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks, taking into consideration stock selection, country allocation and sector allocation.  The Acquiring Fund's portfolio managers seek to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.  The Acquiring Fund's portfolio managers use the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.  The Acquiring Fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The Fund's investment approach is value oriented and research driven.  In selecting stocks, the Fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  Emphasizing individual stock selection rather than economic and industry trends, the Fund focuses on three key factors:  value; business health; and business momentum.

TBCAM is the investment adviser to the Acquiring Fund and provides the day-to-day management of the Acquiring Fund's investments.  Dreyfus is the investment adviser to the Fund and provides the day-to-day management of the Fund's investments.  Dreyfus also serves as the administrator to the Acquiring Fund.  MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Management currently estimates that approximately 58.8% of the Fund's portfolio securities may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $12.1 million in losses as a result of the sale of such portfolio securities.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Options, Dreyfus Automatic Withdrawal Plan or Dreyfus Express®, that you currently have as a shareholder of the Fund.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  While you will continue to have the same privileges as a holder of Class A, Class C or Class I shares of the Acquiring Fund as you previously did as a holder of Class A, Class C or Class I shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its agreement with TBCAM, the Acquiring Fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.75% of the next $500 million of such assets, 0.70% of the next $500 million of such assets, 0.60% of the next $500 million of such assets, and 0.50% of the Acquiring Fund's average daily net assets in excess of $2 billion.  In addition, the Acquiring Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets.  The Acquiring Fund's net assets ($376 million as of June 30, 2015) are below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Acquiring Fund to TBCAM is 0.80% of the value of the Acquiring Fund's average daily net assets.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the value of the Fund's average daily net assets.

In addition, Class A, Class C and Class I shares of the Acquiring Fund had lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end.  With respect to the Fund, Dreyfus has agreed until January 1, 2016 to waive a portion of the Fund's management fee in the amount of 0.10% and to waive receipt of its fees and/or assume the direct expenses of the Fund so that the expenses of none of the Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.37% of the value of the Fund's average daily net assets.  With respect to the Acquiring Fund, Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the Acquiring Fund so that such expenses (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, and 0.85% for Class I shares.  This agreement will continue in effect, with respect to each class of the Acquiring Fund, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges.  Additionally, any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefit to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that had a lower total annual expense ratio, based on the expenses of each fund as of the fund's most recent fiscal year end), expenses relating to the reorganization will be borne by the Fund, whether or not the reorganization is consummated.  Such expenses are expected to total approximately $150,000.  It is estimated that holders of the Fund's Class A, Class C and Class I shares would start to realize certain expense benefits approximately 6 months, 6 months and 8 months, respectively, after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund (after current fee waivers and expense reimbursements), and the relative performance of the Fund and the Acquiring Fund, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the Reorganization.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that had, with respect to its Class A, Class C and Class I shares, lower total annual expense ratios (after current fee waivers and expense reimbursements) than the Fund's Class A, Class C and Class I shares, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end.  In addition, the Acquiring Fund had a better performance record than the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.  TBCAM, as the Acquiring Fund's investment adviser, should be able to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS INTERNATIONAL VALUE FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

  A Special Meeting of Shareholders of Dreyfus International Value Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, November 19, 2015, at 9:30 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus International Equity Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

  Shareholders of record at the close of business on September 9, 2015 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Janette E. Farragher Secretary

New York, New York
September 9, 2015

WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

DREYFUS INTERNATIONAL VALUE FUND
(A SERIES OF ADVANTAGE FUNDS, INC.)

TO AND IN EXCHANGE FOR CLASS A, CLASS C AND CLASS I SHARES OF

DREYFUS INTERNATIONAL EQUITY FUND
(A SERIES OF DREYFUS STOCK FUNDS)

PROSPECTUS/PROXY STATEMENT
SEPTEMBER 9, 2015

_______________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 19, 2015

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of Advantage Funds, Inc. (the "Company"), on behalf of Dreyfus International Value Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, November 19, 2015, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on September 9, 2015 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus International Equity Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class C or Class I Fund shares, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated September 9, 2015, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

______________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
______________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.
______________________________________________________________________________

The Acquiring Fund and the Fund are open-end management investment companies.  The Acquiring Fund is advised by The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, and the Fund is advised by Dreyfus.  The funds have the same investment objective and substantially similar investment management policies.  Each fund normally invests in equity securities of foreign companies.  However, the investment practices and limitations of each fund are not identical.  The Acquiring Fund is a series of Dreyfus Stock Funds (the "Acquiring Trust").  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated June 1, 2015, Annual Report for its fiscal year ended September 30, 2014 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended March 31, 2015 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended August 31, 2014 and Semi-Annual Report for the six-month period ended February 28, 2015, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A, Class C and Class I shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  To be effective, such revocation must be received before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2015, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares
3,271,809.509	517,283.426	655,348.415

Proxy materials will be mailed to shareholders of record on or about September 23, 2015.

TABLE OF CONTENTS

Summary	4
Reasons for the Reorganization	23
Information about the Reorganization	24
Additional Information about the Acquiring Fund and the Fund	27
Voting Information	28
Financial Statements and Experts	32
Other Matters	32
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	32
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Description of the Acquiring Trust's Board Member	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Company's Board of Directors, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges.  Additionally, any redemption of Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of your Fund shares).

The Company's Board of Directors has concluded that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies.  The Acquiring Fund seeks long-term growth of capital and the Fund seeks long-term capital growth.  The Fund's investment objective is fundamental and may only be changed with the approval of the Company's Board of Directors and the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  The Acquiring Fund's investment objective is a non-fundamental policy which may be changed with the approval of the Acquiring Trust's Board of Trustees upon 60 days' prior notice to the Acquiring Fund's shareholders.

The Acquiring Fund and the Fund each normally invests in equity securities of foreign companies.  The Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE®") Index and Canada.  The Acquiring Fund intends to invest in a broad range of (and in any case at least five different) countries.  The Acquiring Fund is not required to invest in every country represented in, or to match the country weightings of, the MSCI EAFE Index.  The MSCI EAFE Index is a free float adjusted, market capitalization weighted index designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.  The Acquiring Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The Fund ordinarily invests most of its assets in securities of foreign companies that the Fund's portfolio managers consider to be value companies.  The Fund considers foreign companies to be those companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.  The Fund typically invests in companies in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase.  The Fund may invest up to 5% of its assets in securities of issuers located in emerging market countries.

The Acquiring Fund, like the Fund, invests principally in common stocks, but each fund's equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings ("IPOs") or shortly thereafter.  The Acquiring Fund also may invest up to 20% of its net assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) of any maturity or duration.

The Acquiring Fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics.  The Acquiring Fund's portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection.  The Acquiring Fund's portfolio managers consider:

•
Stock selection. The Acquiring Fund's portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

•
Country allocation.  The Acquiring Fund's portfolio managers seek to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.

•
Sector allocation.  The Acquiring Fund's portfolio managers group stocks into micro-universes of similar companies within each country to facilitate comparisons.  The portfolio managers use the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

The Acquiring Fund typically sells a security when the proprietary quantitative models the Acquiring Fund's portfolio managers use no longer rank the security favorably within its sector.  The Acquiring Fund also generally will sell securities when the Acquiring Fund's portfolio managers believe that there has been a negative change in the company's fundamentals, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

The Acquiring Fund's stock selection process is designed to provide a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.  As of December 31, 2014, the MSCI EAFE Index consisted of the following developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Fund's investment approach is value oriented and research driven.  In selecting stocks, the Fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  Emphasizing individual stock selection rather than economic and industry trends, the Fund focuses on three key factors:

•	value, or how a stock is valued relative to its intrinsic worth based on traditional value measures;

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity; and

•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

The Fund typically sells a stock when the Fund's portfolio managers no longer consider it a value company, it appears less likely to benefit from the current market and economic environment, it shows deteriorating fundamentals or other declining momentum, or it falls short of the portfolio managers' expectations.

Although not a principal investment strategy, each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and, to a more limited extent for the Acquiring Fund, swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, as part of a hedging strategy or to manage currency risk.  The Fund and, to a more limited extent, the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each of the Acquiring Fund and the Fund is a "diversified" fund, which means that each fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Fund is a series of the Company, which is a Maryland corporation.  The Acquiring Fund is a series of the Acquiring Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  See "Certain Organizational Differences between the Company and the Acquiring Trust" below.

Investment Risks.  Given that the Fund and the Acquiring Fund have the same investment objectives and substantially similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they are not the same.  These risks, which apply to both funds, except as otherwise noted, are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Foreign investment risk.  The performance of the Acquiring Fund and the Fund will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

•
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the Acquiring Fund's or the Fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

•
Emerging markets risk.  The Acquiring Fund may invest up to 20% and the Fund may invest up to 5% of their respective assets in the securities of issuers located in emerging market countries.  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•
Value stock risk.  (Fund only)  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.  They also may decline in price even though in theory they are undervalued.

In addition to the principal risks described above, both the Acquiring Fund and the Fund, except as otherwise indicated, are subject to the following additional risks that are not expected to be principal risks of investing in the relevant fund:

•
Country, industry and market sector risk.  The Acquiring Fund and the Fund may significantly overweight or underweight, relative to its benchmark index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

•
Growth and value stock risk.  (Acquiring Fund only)  By investing in a mix of growth and value companies, the Acquiring Fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the Acquiring Fund or the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments, such as forward contracts, over-the-counter options and, to a more limited extent for the Acquiring Fund, swap agreements, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Acquiring Fund and the Fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to their transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Commission may impact a fund's operations as described in the Acquiring Fund's Prospectus and the Fund's Prospectus.

•
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in forward commitment transactions and swap agreements, may magnify a fund's gains or losses.

•
Short sale risk.  The Fund and, to a more limited extent, the Acquiring Fund may make short sales, which involves selling a security that it does not own in anticipation that the security's price will decline.  Short sales expose a fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the Acquiring Fund's or the Fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•
Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•
Convertible securities risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•
Fixed-income securities risk.  (Acquiring Fund only)  To the extent the Acquiring Fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks.  The fixed-income securities market also can be susceptible to increases in volatility and decreases in liquidity.  Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Acquiring Fund's investments in these securities to decline.  Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

•
Other potential risks.  The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  During such periods, such fund might not achieve its investment objective.  Under adverse market conditions, the Acquiring Fund also may invest more than 20% of its assets in the securities of U.S. issuers.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Class C shares of the Fund are not subject to an initial sales charge, but are subject to a 1% CDSC if redeemed within one year of purchase.  Class I shares of the Fund and the Acquiring Fund are not subject to any sales charges.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under its agreement with TBCAM, the Acquiring Fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.75% of the next $500 million of such assets, 0.70% of the next $500 million of such assets, 0.60% of the next $500 million of such assets, and 0.50% of the Acquiring Fund's average daily net assets in excess of $2 billion.  In addition, the Acquiring Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets.  The Acquiring Fund's net assets ($376 million as of June 30, 2015) are below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Acquiring Fund to TBCAM is 0.80% of the value of the Acquiring Fund's average daily net assets.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the value of the Fund's average daily net assets.

In addition, Class A, Class C and Class I shares of the Acquiring Fund had lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end.  With respect to the Fund, Dreyfus has agreed until January 1, 2016 to waive a portion of the Fund's management fee in the amount of 0.10% and to waive receipt of its fees and/or assume the direct expenses of the Fund so that the expenses of none of the Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.37% of the value of the Fund's average daily net assets.  With respect to the Acquiring Fund, Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the Acquiring Fund so that such expenses (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, and 0.85% for Class I shares.  This agreement will continue in effect, with respect to each class of the Acquiring Fund, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

The fees and expenses set forth in the tables below for the Fund are as of its fiscal year ended August 31, 2014 and for the Acquiring Fund are as of its fiscal year ended September 30, 2014.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.  Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $150,000 or approximately 0.17% of the Fund's net assets as of March 31, 2015.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund, the Acquiring Fund or the Pro Forma combined fund set forth below.

	Dreyfus International Value Fund Class A Shares	Dreyfus International Equity Fund Class A Shares	Pro Forma After Reorganization Dreyfus International Equity Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as apercentage of lower of purchase or sale price)	none1	none1	none1

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	0.80%	0.80%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.59%	0.60%2	0.59%2
Total annual fund operating expenses	1.59%	1.40%	1.39%
Fee waiver and/or expense reimbursement	(0.10)%3	(0.28)%4	(0.27)%4
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.49%3	1.12%4	1.12%4

	Dreyfus International Value Fund Class C Shares	Dreyfus International Equity Fund Class C Shares	Pro Forma After Reorganization Dreyfus International Equity Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as apercentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	0.80%	0.80%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.62%	0.62%2	0.62%2
Total annual fund operating expenses	2.37%	2.17%	2.17%
Fee waiver and/or expense reimbursement	(0.10)%3	(0.27)%4	(0.27)%4
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.27%3	1.90%4	1.90%4

	Dreyfus International Value Fund Class I Shares	Dreyfus International Equity Fund Class I Shares	Pro Forma After Reorganization Dreyfus International Equity Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as apercentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	0.80%	0.80%
Distribution (12b-1) fees	none	none	none
Other expenses	0.20%	0.24%2	0.21%2
Total annual fund operating expenses	1.20%	1.04%	1.01%
Fee waiver and/or expense reimbursement	(0.10)%3	(0.19)%4	(0.16)%4
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.10%3	0.85%4	0.85%4

1	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

2	"Other expenses" for the Acquiring Fund and the Pro Forma combined fund includes an administration fee of 0.10% payable to Dreyfus.

3
Dreyfus has agreed until January 1, 2016 to waive a portion of the Fund's management fee in the amount of 0.10% and to waive receipt of its fees and/or assume the direct expenses of the Fund so that the expenses of none of the Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.37% of the value of the Fund's average daily net assets.

4
Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the Acquiring Fund so that such expenses (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, and 0.85% for Class I shares.  This agreement will continue in effect, with respect to each class of the Acquiring Fund, and the Pro Forma combined fund assuming the Reorganization is consummated, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization.  The one-year Example and the first year of the three-, five- and ten-year Examples for the Fund, the Acquiring Fund and the Pro Forma combined fund are based on net operating expenses, which reflect the expense reimbursements by Dreyfus and TBCAM.  The Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above, but does not include the $150,000 in estimated expenses that will be borne by the Fund in connection with the Reorganization.  The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization on the Fund and the Acquiring Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Dreyfus International Value Fund
	Class A Shares	Class C Shares*	Class I Shares

1 Year	$718	$330/$230	$112

3 Years	$1,039	$730/$730	$371

5 Years	$1,382	$1,256/$1,256	$650

10 Years	$2,348	$2,699/$2,699	$1,446

	Dreyfus International Equity Fund
	Class A Shares	Class C Shares*	Class I Shares

1 Year	$683	$293/$193	$87

3 Years	$967	$653/$653	$312

5 Years	$1,272	$1,140/$1,140	$556

10 Years	$2,135	$2,482/$2,482	$1,254

	Pro Forma After Reorganization—Dreyfus International Equity Fund
	Class A Shares	Class C Shares*	Class I Shares

1 Year	$683	$293/$193	$87

3 Years	$965	$653/$653	$306

5 Years	$1,268	$1,140/$1,140	$542

10 Years	$2,126	$2,482/$2,482	$1,222
______________________
* With redemption/without redemption.	.

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 65.25% and 89.36%, respectively, of the average value of the respective fund's portfolio.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  The table for each fund shows the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information is available at www.dreyfus.com.

Effective August 1, 2007, the Acquiring Fund commenced investing directly in portfolio securities.  For the period February 1, 2003 to August 1, 2007, the Acquiring Fund operated as a "feeder fund" in a master/feeder fund arrangement, investing all of its investable assets in a "master portfolio" with the same investment objective and policies as the Acquiring Fund and the same investment adviser that is the Acquiring Fund's current investment adviser.  These performance figures for the Acquiring Fund represent for such period the performance of the Acquiring Fund as a feeder fund.  Performance figures for the master portfolio have not been adjusted to reflect the Acquiring Fund's operating expenses; if these expenses had been reflected, such performance would have been lower.

After-tax performance is shown only for Class A shares of the Acquiring Fund (based on the Acquiring Fund's performance as a feeder fund before August 1, 2007, adjusted to reflect the sales load applicable to the Acquiring Fund's Class A shares) and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus International Equity Fund—Class A Shares

Year-by-Year Total Returns as of 12/31 each year (%)

+16.82	+28.71	+6.21	-48.03	+27.66	+8.21	-11.77	+21.62	+27.13	-6.40
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q2 '09	+20.91%
Worst Quarter:	Q4 '08	-23.82%

The year-to-date total return of the Acquiring Fund's Class A shares as of June 30, 2015 was +6.45%.

Dreyfus International Equity Fund
Average Annual Total Returns as of 12/31/14

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-11.77%	5.42%	3.27%

Class A returns after taxes on distributions	-11.95%	5.27%	3.00%

Class A returns after taxes on distributions and sale of fund shares	-6.30%	4.78%	2.93%

Class C returns before taxes	-8.06%	5.85%	3.08%

Class I returns before taxes	-6.15%	6.97%	4.15%

MSCI EAFE Index reflects no deduction for fees, expenses or taxes	-4.90%	5.33%	4.43%

Dreyfus International Value Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+11.19	+22.43	+4.13	-38.21	+30.03	+4.02	-17.94	+14.40	+22.49	-9.75
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q2 '09	+24.48%
Worst Quarter:	Q3 '11	-21.42%

The year-to-date total return of the Fund's Class A shares as of June 30, 2015 was +8.19%.

Dreyfus International Value Fund
Average Annual Total Returns as of 12/31/14

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-14.97%	0.35%	1.48%

Class A returns after taxes on distributions	-15.04%	0.27%	0.55%

Class A returns after taxes on distributions and sale of fund shares	-8.11%	0.47%	1.41%

Class C returns before taxes	-11.37%	0.75%	1.31%

Class I returns before taxes	-9.45%	1.94%	2.52%

MSCI EAFE Index reflects no deduction for fees, expenses or taxes	-4.90%	5.33%	4.43%

Investment Advisers.  The investment adviser for the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $254 billion in approximately 170 mutual fund portfolios.  The investment adviser for the Acquiring Fund is TBCAM, an affiliate of Dreyfus, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.  Founded in 1970, TBCAM builds portfolios that are rooted in fundamental research, bottom up-stock selection, macro perspectives and risk controls for a client base which includes public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  TBCAM manages approximately $44.4 billion in assets across a broad range of U.S. and non-U.S. investment strategies, which include both traditional long-only and alternative offerings.  Dreyfus and TBCAM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon").  A discussion regarding the basis for the Acquiring Trust's Board approving the Acquiring Fund's investment advisory agreement with TBCAM is available in the Acquiring Fund's semi-annual report for the six-month period ended March 31, 2015.  Dreyfus serves as the Acquiring Fund's administrator.  Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.5 trillion in assets under custody and administration and $1.7 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  The Fund is managed by a team of portfolio managers consisting of Clifford Smith, the lead portfolio manager, and D. Kirk Henry.  Mr. Smith is a senior managing director and a senior portfolio manager at TBCAM, where he has been employed since 1998.  Mr. Henry is a senior managing director at TBCAM, where he has been employed since 1994.  Messrs. Smith and Henry are dual employees of TBCAM and Dreyfus and manage the Fund as employees of Dreyfus.  They have been portfolio managers of the Fund since June 2002, and Mr. Smith has been the Fund's lead portfolio manager since January 2013.

Sean P. Fitzgibbon, CFA and Mark A. Bogar, CFA serve as the Acquiring Fund's primary portfolio managers, positions they have held since January 2010, and are jointly and primarily responsible for managing the Acquiring Fund's portfolio.  Mr. Fitzgibbon is a senior managing director, senior portfolio manager, research analyst and head of the global core equity team at TBCAM, where he has been employed (or with an affiliate) since 1991.  Mr. Bogar  is a managing director, senior portfolio manager, research analyst and member of the global core equity team at TBCAM, where he has been employed since August 2007.  Messrs. Fitzgibbon and Bogar manage the Acquiring Fund as employees of TBCAM and will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Acquiring Trust, and Ehud Houminer and Robin A. Melvin, who are Board members of the Company and the Acquiring Trust, the Company and the Acquiring Trust have different Board members.  None of the Board members of the Company or the Acquiring Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  For a description of the Acquiring Trust's Board members, see Exhibit B.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization.  The Fund has classified its shares into three classes—Class A, Class C and Class I shares of common stock.  The Acquiring Fund has classified its shares into four classes—Class A, Class C, Class I and Class Y shares of beneficial interest.  There will be no exchange in the Reorganization of Class Y shares of the Acquiring Fund.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization.  The following tables set forth, as of March 31, 2015, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class A, Class C and Class I shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class C and Class I shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Dreyfus International Value Fund Class A	Dreyfus International Equity Fund Class A	Adjustments	Pro Forma After Reorganization Dreyfus International Equity Fund Class A

Total net assets	$41,044,433	$68,962,962	($69,000)*	$109,938,395
Net asset value per share	$12.00	$34.96		$34.96
Shares outstanding	3,419,109	1,972,689	(2,247,107)**	3,144,691

	Dreyfus International Value Fund Class C	Dreyfus International Equity Fund Class I	Adjustments	Pro Forma After Reorganization Dreyfus International Equity Fund Class C

Total net assets	$6,207,014	$8,956,204	($10,500)*	$15,152,718
Net asset value per share	$11.90	$35.20		$35.20
Shares outstanding	521,638	254,473	(345,636)**	430,475

	Dreyfus International Value Fund Class I	Dreyfus International Equity Fund Class I	Adjustments	Pro Forma After Reorganization Dreyfus International Equity Fund Class I

Total net assets	$41,303,100	$241,497,148	($70,500)*	$282,729,748
Net asset value per share	$11.90	$35.31		$35.31
Shares outstanding	3,470,648	6,840,226	(2,303,801)**	8,007,073

______________________
*           Reflects the estimated costs of the Reorganization to be paid by the Fund.
**           Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of March 31, 2015, the Fund's total net assets (attributable to Class A, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C and Class I shares (Class Y shares are new and had no assets as of such date)) were $88,554,547 and $319,416,314, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar.  The price for Class A, Class C and Class I shares of the Fund and Class A, Class C and Class I shares of the Acquiring Fund is the net asset value per share, which is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase.  Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution (12b-1) Plans.  Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), the funds' distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund and the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans.  Class A and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of either fund.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are substantially similar.  An investor may sell (redeem) Class A, Class C or Class I shares of the Fund and Class A, Class C or Class I shares of the Acquiring Fund at any time.  The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Redemption orders are processed promptly and an investor will generally receive the proceeds within a week.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the fund's dividends and distributions policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are substantially similar.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class A, Class C or Class I shares of the Acquiring Fund as you previously did as a holder of Class A, Class C or Class I shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services.

Certain Organizational Differences Between the Company and the Acquiring Trust.  The Acquiring Fund is a series of the Acquiring Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), the Acquiring Trust's By-Laws and applicable Massachusetts law.  The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation, as amended (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders.  The Acquiring Fund is required to call a special meeting of shareholders for any purpose when requested to do so by the holders of at least 30% of the outstanding shares entitled to vote.  The Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least a majority of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Fund, or two-thirds, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Acquiring Trust's Trust Agreement provides that 30% of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  The Company's Charter provide that one-third of the shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Acquiring Trust or the Company are not affected by such quorum requirements.

Shareholder Liability.  Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Acquiring Trust's Trustees.  The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Acquiring Trust considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Acquiring Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund's acts or obligations.

Liability and Indemnification of Board Members.  Under Massachusetts law, the Acquiring Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Acquiring Trust may be indemnified to the same extent as Trustees.

Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Trust's Trust Agreement, the Acquiring Trust's By-Laws and Massachusetts law, and the Fund, the Company's Charter, the Company's By-Laws and the Maryland Code.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Acquiring Trust's Trust Agreement and By-Laws or the Company's Charter and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company's Board and to the Acquiring Trust's Board that the Fund be consolidated with the Acquiring Fund.  The Company's Board and the Acquiring Trust's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively.  In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has, with respect to its Class A, Class C and Class I shares, lower total annual expense ratios than the Fund's Class A, Class C and Class I shares, without diluting such shareholders' interests.  As of June 30, 2015, the Fund had net assets of approximately $54 million and the Acquiring Fund had net assets of approximately $376 million.  The Acquiring Fund also had a better performance record than the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.  TBCAM, as the Acquiring Fund's investment adviser, should be able to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus, as Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

The Acquiring Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also may benefit Dreyfus and TBCAM because such increase in assets may reduce the amount of fees and expenses Dreyfus and TBCAM have agreed to waive or reimburse the Acquiring Fund pursuant to their expense undertakings.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company's Board and the Acquiring Trust's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 22, 2016 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C and Class I shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C and Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Company's Board of Directors or the Acquiring Trust's Board of Trustees.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $150,000 and will be borne by the Fund.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board of Directors.  The cost of any such outside solicitation firm is estimated to be approximately $16,000, which amount is included in the estimated total expenses of the Reorganization listed above.  It is estimated that holders of the Fund's Class A, Class C and Class I shares would start to realize certain expense benefits approximately 6 months, 6 months and 8 months, respectively, after the Reorganization occurs.  The Acquiring Fund will not bear any costs associated with the Reorganization; provided, however, that the Acquiring Fund and the Fund will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory, administrative and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions, primarily its restriction on investing in other investment companies, could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan (i.e., the acquisition of shares of the Acquiring Fund in exchange for the Fund's assets and stated liabilities), Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization.  The Fund will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C and Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C and Class I shares for Acquiring Fund Class A, Class C and Class I shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended August 31, 2014, the Fund had unused capital loss carryforwards of approximately $81.3 million.  Since that time, as of May 31, 2015, the Fund has incurred additional capital loss carryforwards of approximately $2.5 million, resulting in total unused capital loss carryforwards of approximately $83.8 million.  Different amounts of the capital loss carryforwards expire in different years.  Of the Fund's capital loss carryforwards, approximately $24.8 million will expire on August 31, 2017 and approximately $41.5 million will expire on August 31, 2018, if unused prior to those dates.  The Fund has capital loss carryforwards of approximately $17.6 million, as of May 31, 2015, which can be carried forward for an unlimited period.

The Acquiring Fund, as a result of the Reorganization, will inherit the capital loss carryforwards of the Fund, but will be limited in its ability to utilize the Fund's capital loss carryforwards.  More particularly, the Fund's capital loss carryforwards may only be used by the Acquiring Fund in an amount up to approximately $2.3 million annually (with the annual loss limitation increased by the amount of any unused loss limitations from prior years).  As such, it is anticipated that a substantial amount of the Fund's capital loss carryforwards inherited by the Acquiring Fund as a result of the Reorganization will expire unused due to the application of the annual loss limitations.

Under tax legislation enacted in 2010, capital losses arising in taxable years beginning after December 31, 2010 may be carried forward to succeeding taxable years without limitation; however, such capital loss carryforwards must be applied first before any capital loss carryforwards arising in prior taxable years.  As a result of this ordering rule, capital loss carryforwards arising in taxable years beginning prior to January 1, 2011 are more likely to expire unused.

Sale of Portfolio Securities.  If the Reorganization is approved by Fund shareholders, management currently estimates that approximately 58.8% of the Fund's portfolio securities may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $12,000.  The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $12.1 million in losses as a result of the sale of such portfolio securities before consummation of the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Trust's Registration Statement on Form N-1A (File No. 333-100610).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed online or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Dreyfus may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of June 30, 2015, either of record or beneficially, 5% or more of the outstanding Class A, Class C and Class I shares of the Fund and the outstanding Class A, Class C and Class I shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Fund—Class A Shares

National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	46.0179%	15.6262%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0630%	2.3984%

Fund—Class C Shares

MLPF & S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	41.6337%	15.3171%

First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	14.6100%	5.3750%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.0968%	4.0825%

National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	8.5588%	3.1488%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.2661%	3.0411%

Fund—Class I Shares

SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	44.4678%	1.2016%

National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	17.6337%	0.4765%

MLPF & S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	14.1952%	0.3836%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.2274%	0.1953%

Acquiring Fund—Class A Shares

American Enterprise Invest Mutual Fund Omnibus The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	22.9999%	15.1812%

LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121	12.6001%	8.3168%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9122%	5.2225%

MLPF & S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	6.5395%	4.3165%

National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	5.3350%	3.5214%

First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	5.1585%	3.4049%

Acquiring Fund—Class C Shares

MLPF & S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	34.6784%	21.8916%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	19.1241%	12.0725%

First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	13.6202%	8.5980%

American Enterprise Invest Mutual Fund Omnibus The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	11.2278%	7.0878%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.0168%	3.7983%

Acquiring Fund—Class I Shares

Dreyfus Premier Diversified International Fund The Dreyfus Corporation Attn: John Heinsohn 200 Park Avenue, 7th Floor New York, NY 10166-0090	77.0605%	75.0269%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.3495%	5.2083%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of June 30, 2015, Board members and officers of the Company and the Acquiring Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended August 31, 2014 and the audited financial statements of the Acquiring Fund for its fiscal year ended September 30, 2014 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE
URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 27, 2015 (the "Agreement"), between ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS INTERNATIONAL VALUE FUND (the "Fund"), and DREYFUS STOCK FUNDS (the "Acquiring Trust"), a Massachusetts business trust, on behalf of DREYFUS INTERNATIONAL EQUITY FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C and Class I shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust (the "Acquiring Trust's Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be January 22, 2016, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Company, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended August 31, 2014 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since August 31, 2014, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended September 30, 2014 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since September 30, 2014, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING TRUST AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5           The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3           The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Trust or the Company, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Trust's Trust Agreement or the Company's Charter; a copy of the Acquiring Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ADVANTAGE FUNDS, INC., on behalf of Dreyfus International Value Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
JeJeff Prusnofsky,
AAssisant Secretary

DREYFUS STOCK FUNDS, on behalf of Dreyfus International Equity Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
JeJeff Prusnofsky,
AAssistant Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING TRUST'S BOARD MEMBERS

Board members of the Acquiring Trust, together with information as to their positions with the Acquiring Trust, principal occupations and other board memberships during the past five years, are shown below.1

Name Year of Birth Position2	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 – present)
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – present) Partner in the law firm of Dewey & LeBoeuf LLP (1994 – 2012)	Consolidated Edison, Inc., a utility company, Director (1997 – 2014) The Phoenix Companies, Inc., a life insurance company, Director (2000 – 2014)
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – present) Principal, Joni Evans Ltd. (publishing) (2006 – present)	N/A
Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University (1992 – present))	Avnet Inc, an electronics distributor, Director (1993 – 2012)
Hans C. Mautner 1937 Board Member
President – International Division
    and an Advisory Director of
    Simon Property Group, a real
    estate investment company (1998 – 2010)

Chairman and Chief Executive
    Officer of Simon Global Limited,
    a real estate company (1999 – 2010)

N/A
Robin A. Melvin 1963 Board Member
Co-Chair, Illinois Mentoring
    Partnership, a non-profit
    organization dedicated to increasing the quantity and quality of mentoring services in Illinois
    (2014 – present; served as a board member since 2013)

Director, Boisi Family Foundation, a
    private family foundation that
    supports youth-serving
    organizations that promote the
    self-sufficiency of youth from
    disadvantaged circumstances
    (1995 – 2012)

N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company (1987 - present)	N/A
John E. Zuccotti 1937 Board Member	Chairman of Brookfield Financial Properties, Inc. (1996 – present) Senior Counsel of Weil, Gotshal & Manges LLP (1997 – present)	Wellpoint, Inc., a health benefits company, Director (2005 – 2010)

1	None of the Board members are "interested persons" of the Acquiring Trust, as defined in the 1940 Act.

2	Each of the Board members serves on the Board's audit, nominating, compensation and litigation committees, except that Mr. DiMartino does not serve on the compensation committee.

Each Board member of the Acquiring Trust has been a Dreyfus Family of Funds board member for over twenty years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board of the Acquiring Trust believes has prepared them to be effective Board members.  The Board of the Acquiring Trust believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Acquiring Trust, as does the Board of the Fund, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including as a Board member of the Acquiring Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Trust contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Trust are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Acquiring Trust and to the Board have significant experience advising funds and fund board members.  The Board of the Acquiring Trust and its committees have the ability to engage other experts as appropriate.  The Acquiring Trust's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations.  Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012.  Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).  He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

•
Joni Evans – Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Columbia Business School Board and a Trustee of Ben Gurion University.

•
Hans C. Mautner – Mr. Mautner served as a President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited from 1998 to 2010.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•
Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a nonprofit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•
John E. Zuccotti – Mr. Zuccotti is a senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  Mr. Zuccotti's current board memberships include, in addition to Brookfield Financial Properties, Inc., Emigrant Savings Bank, Doris Duke Charitable Foundation and New York Private Bank & Trust.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc., Olympia & York Companies (U.S.A.) and Wellpoint, Inc.

 DREYFUS INTERNATIONAL VALUE FUND

The undersigned shareholder of Dreyfus International Value Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on September 9, 2015, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, November 19, 2015, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE
VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE
INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Call 1-877-907-7646.
3)	Follow the instructions.

To vote by Mail

1)	Read the Prospectus/Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
---------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS INTERNATIONAL VALUE FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus International Equity Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN THE BOX)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 9, 2015
Acquisition of the Assets of
DREYFUS INTERNATIONAL VALUE FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-DREYFUS
By and in Exchange for Class A, Class C and Class I Shares of
DREYFUS INTERNATIONAL EQUITY FUND (A Series of Dreyfus Stock Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 9, 2015 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus International Value Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), in exchange solely for Class A, Class C and Class I shares of Dreyfus International Equity Fund (the "Acquiring Fund"), a series of Dreyfus Stock Funds (the "Acquiring Trust").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.
The Acquiring Fund's Statement of Additional Information dated October 1, 2014, as revised or amended January 1, 2015, January 21, 2015, February 1, 2015, April 1, 2015, April 27, 2015, June 1, 2015, September 1, 2015 and September 4, 2015.

2.	The Acquiring Fund's Annual Report for the fiscal year ended September 30, 2014.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2015.

4.	The Fund's Statement of Additional Information dated October 1, 2014, as revised or amended, November 26, 2014, January 1, 2015, February 27, 2015, March 30, 2015, May 1, 2015 and July 1, 2015.

5.	The Fund's Annual Report for the fiscal year ended August 31, 2014.

6.	The Fund's Semi-Annual Report for the six-month period ended February 28, 2015.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on September 4, 2015 (File No. 333-100610).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2014, filed on December 1, 2014, and the Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2015, filed on May 28, 2015.

The Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on July 1, 2015, as supplemented pursuant to Rule 497 under the Securities Act on July 8, 2015 (File No. 33-51061).  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended August 31, 2014, filed on October 30, 2014, and the Fund's Semi-Annual Report for the six-month period ended February 28, 2015, filed on May 1, 2015.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on July 27, 2015, the Board of Trustees of Dreyfus Stock Funds, on behalf of Dreyfus International Equity Fund (the "Acquiring Fund"), and at a special meeting held on July 27, 2015, the Board of Directors of Advantage Funds, Inc. (the "Company"), on behalf of Dreyfus International Value Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class A, Class C and Class I shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.  Shareholders of the Fund will receive Class A, Class C and Class I shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund as of March 31, 2015 and is intended to present certain data as if the merger had been consummated on April 1, 2014.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated.  Following the Exchange, the Acquiring Fund will be the accounting survivor.  The fiscal year ends are September 30 for the Acquiring Fund and August 31 for the Fund.  No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual and semi-annual report of each fund, dated September 30, 2014 and March 31, 2015, respectively, for the Acquiring Fund and August 31, 2014 and February 28, 2015, respectively, for the Fund, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part.  The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.  The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2015.

The Dreyfus Corporation ("Dreyfus") is the investment manager of the Fund.  The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, is the investment adviser of the Acquiring Fund and Dreyfus is the Acquiring Fund's administrator.  The Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the value of the Fund's average daily net assets.  The Acquiring Fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.75% of the next $500 million of such assets, 0.70% of the next $500 million of such assets, 0.60% of the next $500 million of such assets, and 0.50% of the Acquiring Fund's average daily net assets in excess of $2 billion.  In addition, the Acquiring Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets.  The Fund will bear the expenses of the Exchange, estimated at $150,000, regardless of whether the Exchange is consummated.

As of March 31, 2015, the net assets of: (i) the Fund were $88,554,547 and (ii) the Acquiring Fund were $319,416,314.  The net assets of the combined fund as of March 31, 2015 would have been $407,820,861 (after deducting for the estimated expenses of the Exchange borne by the Fund).

On a pro forma basis for the 12 months ended March 31, 2015, the proposed Exchange would result in the following approximate increase/(decrease) to expenses charged, excluding the non-recurring expenses of the Exchange:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(36,237)	(0.01)%
Professional fees (1)	(67,415)	(0.02)%
Custodian fees (1)	(39,571)	(0.01)%
Prospectus and shareholders' reports (1)	(8,619)	(0.00)% (2)
Directors'/Trustees' fees and expenses (1)	(6,648)	(0.00)% (2)
Administration fees (3)	134,691	0.03%
Miscellaneous expense (1)	(26,884)	(0.01)%

Net decrease to expenses	$(50,683)	(0.02)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (0.01)%.
(3)	Reflects the impact of administration fees paid by the Acquiring Fund.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity.  Management currently estimates that approximately 58.8% of the Fund's portfolio securities will be sold by the Fund before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $12,000.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $12.1 million in losses as a result of the sale of such portfolio securities before consummation of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the Exchange.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards.  As of the Fund's fiscal year ended August 31, 2014, the Fund had unused capital loss carryforwards of approximately $81.3 million.  Since that time, as of May 31, 2015, the Fund has incurred additional capital loss carryforwards of approximately $2.5 million, resulting in total unused capital loss carryforwards of approximately $83.8 million.  Different amounts of the capital loss carryforwards expire in different years.  Of the Fund's capital loss carryforwards, approximately $24.8 million will expire on August 31, 2017 and approximately $41.5 million will expire on August 31, 2018, if unused prior to those dates.  The Fund has capital loss carryforwards of approximately $17.6 million, as of May 31, 2015, which can be carried forward for an unlimited period.  The Acquiring Fund, as a result of the Exchange, will inherit the capital loss carryforwards of the Fund, but will be limited in its ability to utilize the Fund's capital loss carryforwards.  More particularly, the Fund's capital loss carryforwards may only be used by the Acquiring Fund in an amount up to approximately $2.3 million annually (with the annual loss limitation increased by the amount of any unused loss limitations from prior years).  As such, it is anticipated that a substantial amount of the Fund's capital loss carryforwards inherited by the Acquiring Fund as a result of the Exchange will expire unused due to the application of the annual loss limitations.